Filed under Rule 497(k)

Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2013

At a meeting held on September 27, 2013, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved a Subadvisory Agreement (the “Pyramis Subadvisory Agreement”) between SAAMCo and Pyramis Global Advisors, LLC (“Pyramis”) with respect to the Real Estate Portfolio and the termination of Davis Selected Advisers, L.P. (“Davis”).

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote. Shareholders of record on August 31, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approvals.

Upon the effective date of the Pyramis Subadvisory Agreement, Davis will cease to subadvise the Real Estate Portfolio, and the following changes to the prospectus will become effective:

In the Portfolio Summary, the Principal Investment Strategies of the Portfolio will be deleted in its entirety and replaced with the following:

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.

The Portfolio’s subadviser believes that rigorous, bottom-up, fundamental research is the most effective manner in which to identify real estate companies with the potential for higher than average growth rates and strong balance sheets that can be purchased at reasonable prices. This bottom-up research is generated by a team of skilled analysts specifically dedicated to the U.S. REIT sector. The subadviser’s investment philosophy is built upon the belief that security selection has a higher probability of repeatability and success in different market environments. Accurately forecasting companies’ future cash flow growth can help drive strong returns and benchmark outperformance. Additionally, identifying stocks that are dislocated from the market on relative fundamental and valuation bases can also help generate returns.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Pyramis Global Advisors, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Samuel Wald, CFA	2013	Portfolio Manager

Please retain this supplement for future reference.

Date: September 27, 2013